UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

VIRGINIA NATIONAL BANKSHARES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-40305	46-2331578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

404 People Place
Charlottesville, Virginia		22911
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (434) 817-8621

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VABK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Virginia National Bankshares Corporation (the “Company”) held its 2026 Annual Meeting of Shareholders on June 25, 2026 (the “Meeting”). At the Meeting, the Company’s shareholders (1) elected each of the 11 persons listed below under Proposal 1 by plurality to serve until the Company’s 2027 annual meeting of shareholders; (2) approved, on an advisory basis, the Company’s executive compensation as disclosed in the proxy statement related to the Meeting; (3) ratified the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2026.

The Company's Inspectors of Election for the Meeting reported the following results of the votes by the Company’s shareholders:

Proposal 1. Election of 11 directors to serve until the 2027 annual meeting of shareholders:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
John B. Adams, Jr.	3,050,198	316,805	809,347
Robert L. Burrows, Jr.	3,342,186	24,817	809,347
Kevin T. Carter	3,030,066	336,937	809,347
Hunter E. Craig	3,016,918	350,085	809,347
William D. Dittmar, Jr.	2,142,696	1,224,307	809,347
Randolph D. Frostick	2,954,275	412,728	809,347
Linda M. Houston	2,956,588	410,415	809,347
Jay B. Keyser	3,005,068	361,935	809,347
Glenn W. Rust	2,523,748	843,255	809,347
Sterling T. Strange, III	3,028,376	338,627	809,347
Gregory L. Wells	3,014,866	352,137	809,347

Proposal 2. Advisory (non-binding) vote to approve the Company's executive compensation:

Votes For	Votes Against	Abstain	Broker Non-Votes
2,837,843	141,800	387,360	809,347

Proposal 3. Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for 2026:

Votes For	Votes Against	Abstain	Broker Non-Votes
4,134,116	36,959	5,275	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIRGINIA NATIONAL BANKSHARES CORPORATION

Date:	June 29, 2026	By:	/s/ Cathy W. Liles
Executive Vice President and Chief Financial Officer